(GRAPHIC APPEARS HERE)



                                       Mutual Fund
                                             Annual Report
                                                December 31, 1999

                                                 Investment Class




BT Quantitative Equity Fund


                                             (GRAPHIC APPEARS HERE)

BT Quantitative Equity Fund

Table of Contents


             Letter to Shareholders                            3

             BT Quantitative Equity Fund

                    Schedule of Investments                    6
                    Statement of Assets and Liabilities        7
                    Statement of Operations                    8
                    Statement of Changes in Net Assets         9
                    Financial Highlights                      10
                    Notes to Financial Statements             11
                    Report of Independent Auditors            14
                    Tax Information                           14

             Proxy Results                                    15



                                ---------------
             The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                ---------------

BT Quantitative Equity Fund

Letter to Shareholders


We are pleased to present you with this first annual report for the BT Quantitative Equity Fund (the "Fund"), providing a review of the markets, the portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the portfolio's holdings. Since the Fund has not been in operation for a full twelve months, performance is being reported for the life of the Fund as of December 31, 1999.

MARKET ACTIVITY
The S&P 500 Index appreciated in excess of 20% for a record 5th consecutive year in 1999. Never before in recorded history have U.S. stocks achieved this total return level more than twice in a row. A combination of strong domestic economic growth and impressive corporate earnings gains--with minimal inflation--positively influenced the market and also combined to drive equity valuations to historically high levels despite a rising interest rate environment. The S&P 500 Index was bolstered primarily by a technology sector-driven rally in the fourth quarter of 1999. Still, volatility within the U.S. equity market remained high, and the Russell 2000 Index, which measures small cap equities, outperformed the S&P 500 Index on an annual basis for the first time in five years, as investors sought the lower valuations of small cap growth stocks.

As has been the case for the past several years, large-capitalization growth-oriented stocks outperformed their value counterparts for the twelve months, led in 1999 by the technology sector. Other stronger performing sectors for the year included capital goods and basic materials. Weaker performing sectors included health care, utilities, and transportation. Interestingly, more stocks in the S&P 500 Index actually declined in value in 1999 rather than appreciated, rendering performance in the U.S. stock market very narrow indeed. There were 41 changes to the Index for the twelve month period, due primarily to mergers and acquisitions.

The merger market experienced a banner year with one of the most active markets since the late 1980s. While headlines in the financial press were dominated by concerns over rising interest rates and Internet-dominated Initial Public Offering activity, the volume of announced U.S. merger and acquisition transactions during 1999 reached another record with more than $1.7 trillion in deals, as compared to $1.63 trillion in 1998. Nearly half of this 1999 merger volume was comprised of media, telecommunications, and natural resources transactions. The commercial banking industry also experienced significant activity. The current value of domestic merger and acquisition activity marks the seventh consecutive record year.

INVESTMENT REVIEW
The Fund seeks a total return greater than that of the S&P 500 Index by following a quantitative strategy that integrates an exposure to the S&P 500 Index with investments in the stocks of acquisition targets(4). To track the S&P 500 Index, the Fund invests in derivatives

CUMULATIVE TOTAL RETURNS

 Period ended                          Past                 Since
 December 31, 1999                   6 months             inception
------------------------------------------------------------------------
BT Quantitative Equity Fund(1)         8.86%                 23.99%
   (inception 3/31/99)
S&P 500 Index(2)                       7.69%                 15.29%
Lipper Multi Cap
   Core Average(3)                    10.97%                 19.15%


(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The S&P 500 is an index of common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged, and investments cannot be made in an index.
(3) Lipper figures represent the average of the total returns, reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. During the year ended December 31, 1999, Lipper changed the way it classifies mutual funds. As a result of this reclassification, the BT Quantitative Equity Fund is now part of the Lipper Multi Cap Core Index. Previously, the fund was part of the Lipper Growth & Income Index.
(4) The Fund invests in stocks of acquisition targets. Mergers and acquisition transactions may be renegotiated, terminated or delayed, and in the event that these transactions fail to close or close at a less-than-expected price per share, the Fund may realize losses or a lower return than expected. Additionally, options and futures can be volatile investments, and may not perform as expected.

BT Quantitative Equity Fund

Letter to Shareholders


or common stocks of S&P 500 companies. To seek returns in excess of the S&P 500 Index, the Fund buys shares of companies that are acquisition targets based on specific events that trigger a merger arbitrage opportunity. The goal is to capture the difference between the target's post-bid share price and the target's expected fixed payout. These investments are made based on our own proprietary quantitative models. These shares are sold when the acquisition is consummated or the transaction is abandoned.

The Fund has had an exciting initial period, marking its first nine months by outperforming the S&P 500 Index by a margin of 8.70%. The Fund's strong returns relative to the Index were primarily fueled by the numerous deals closed. Having listed the Fund's second quarter merger deal investments in our last report, the following is a list of merger deals that the Fund invested in during the six months ended December 31, 1999, all of which were completed successfully.

Closed Deals from
July 1, 1999 - December 31, 1999

Avondale Industries Corp.
Browning Ferris Industries
Case Corp.
DSP Communications
Lone Star Industries Inc.
Nalco Chemical Co.
Nielsen Media Research
Promus Hotel Corp.
St. John Knits Inc.
Sequent Computer Systems
Unisource Worldwide
VWR Science Products Corp.
Wyman Gordon Co.

The Fund has established strict criteria in its disciplined merger arbitrage investment approach. For example, the Fund:
o purchases only the stock of an announced target company
o invests only in merger deals that are generally made with financing of at least 50% cash
o usually invests in acquisition targets with a minimum market capitalization of $500 million, although shares of smaller companies may be purchased.

MANAGER OUTLOOK
Looking ahead for the near term, we believe the U.S. economy still has substantial momentum, and the financial fundamentals for both households and businesses remain strong. We anticipate GDP growth of about 4% through the first half of the year 2000. While inflation has remained benign primarily because growth in labor compensation has failed to outstrip productivity growth despite drum-tight labor markets, inflation risks remain tilted to the upside, as labor markets continue to tighten and as overseas growth continues to gather steam. Thus, the Federal Reserve Board could, in our view, continue to nudge interest rates higher through mid-2000, as it seeks to slow real economic growth to a more sustainable pace.

Since the economy's ability to grow quickly and generate strong profits without inflation has been the driving force behind the bull market of recent years, what our outlook means is that economic fundamentals may be comparatively less supportive of equities in the next year or so. However, even with a gradual slowdown in economic growth, a modest pickup in inflation, and pressure on profit margins from rising labor costs and higher interest rates, we do not see a sharp correction in equities, because we expect a reasonably "soft landing" for the economy. We also believe the economy will likely retain many of its structural improvements, such as faster productivity growth and less volatile economic cycles. The major risk to the equity markets, in our view, is if the economy really overheats, provoking aggressive Fed tightening and imperiling the economic expansion the U.S. has enjoyed for nearly nine years.

BT Quantitative Equity Fund

Letter to Shareholders


As of December 31, 1999, the Fund had invested in five still-open merger deals. These are Hannaford Brothers Co., Pittway Corp., Jostens Inc., TJ International and United Water Resources. We believe that the environment for mergers remains strong and that the Fund's opportunities to generate outstanding risk-adjusted returns will continue.

We appreciate your support of the BT Quantitative Equity Fund and look forward to serving your investment needs in the years ahead.


                               /s/ Manish Keshive

                                 Manish Keshive
                            Portfolio Manager of the
                          BT Quantitative Equity Fund
                               December 31, 1999



Performance Comparison

BT QUANTITATIVE EQUITY FUND AND S&P 500 INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE MARCH 31, 1999)


                             (GRAPHIC APPEARS HERE)

          Quantitative Equity Fund $12,398     S&P 500 Index $11,529

Mar-99                 10,000                          10,000
Dec-99                 12,399                          11,529


    Total Return for the Period March 31, 1999(1) through December 31, 1999

                            Since Inception 23.99%.

----------
(1) The Fund's inception date.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.The S&P 500 Index is unmanaged and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions.

BT Quantitative Equity Fund

Schedule of Investments December 31, 1999


Shares           Security                                Value
------           --------                                -----
              Common Stocks - 10.1%
              Building &
              Construction - 0.6%
       500    TJ International, Inc.                $       21,000
                                                    --------------
              Electronic Security - 0.1%
       100    Pittway Corp.                                  4,506
                                                    --------------
              Retail - Food - 7.8%
     3,000    Hannaford Brothers, Co.                      207,938
     2,100    Jostens, Inc.                                 51,056
                                                    --------------
                                                           258,994
                                                    --------------
              Utility - 1.6%
     1,500    United Water Resources, Inc.                  51,281
                                                    --------------
Total Common Stocks
     (Cost $339,391)                                       335,781
                                                    --------------
              Unit Investment Trusts - 2.0%
       450    S&P 500 Depository Receipt                    66,094
                                                    --------------
Total Unit Investment Trusts
     (Cost $58,668)                                         66,094
                                                    --------------

Principal/
  Share
 Amount          Security                                Value
 ------           --------                                -----
              U.S. Treasury Bills - 74.3%
$2,300,000    5.09%, 2/24/00(1)                     $    2,283,562
   180,000    4.89%, 3/23/00(1)                            177,984
                                                    --------------
Total U.S. Treasury Bills
     (Cost $2,461,536)                                   2,461,546
                                                    --------------
              Short-Term
              Instrument - 12.9%
   425,666    Institutional Cash
              Management Fund                              425,666
                                                    --------------
Total Short -Term Instrument
       (Cost $425,666)                                     425,666
                                                    --------------
Total Investments
     (Cost $3,285,261)         99.3%                $    3,289,087
Other Assets in Excess
     of Liabilities             0.7                         24,351
                              -----                 --------------
Net Assets                    100.0%                $    3,313,438
                              =====                 ==============


----------
(1) Held as collateral for futures contracts.



                       See Notes to Financial Statements.

BT Quantitative Equity Fund

Statement of Assets and Liabilities

                                                                                           As of
                                                                                           December 31, 1999
                                                                                           -----------------
 Assets
     Investments at Value (Cost $3,285,261)                                                  $     3,289,087
     Receivable for Fund Shares Sold                                                                  12,142
     Receivable for Variation Margin                                                                   7,480
     Dividends Receivable                                                                              1,832
     Due from Bankers Trust                                                                           29,797
     Prepaid Expenses and Other                                                                       11,842
                                                                                             ---------------
Total Assets                                                                                       3,352,180
                                                                                             ---------------
Liabilities
     Accrued Expenses and Other                                                                       38,742
                                                                                             ---------------
Total Liabilities                                                                                     38,742
                                                                                             ---------------
Net Assets                                                                                   $     3,313,438
                                                                                             ===============
Composition of Net Assets
     Paid-in Capital                                                                         $     3,048,058
     Undistributed Net Investment Income                                                               1,529
     Accumulated Net Realized Gain from Investment and Futures Transactions                          142,419
     Net Unrealized Appreciation on Investments and Futures Contracts                                121,432
                                                                                             ---------------
Net Assets                                                                                   $     3,313,438
                                                                                             ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)
     Investment Class(1)                                                                     $         12.12
                                                                                             ===============
     Institutional Class(2)                                                                  $         12.12
                                                                                             ===============

----------
(1) Net asset value, redemption price and offering price per share based on net assets of $3,303,438 and 272,475 shares of beneficial interest outstanding; $0.001 par value, unlimited number of shares of beneficial interest authorized.
(2) Net asset value, redemption price and offering price per share based on net assets of $10,000 and 825 shares of beneficial interest outstanding; $0.001 par value, unlimited number of shares of beneficial interest authorized. The Institutional Class began operations on December 31, 1999.



                       See Notes to Financial Statements.

BT Quantitative Equity Fund

Statement of Operations


                                                                        For the Period March 31, 1999(1)
                                                                        through December 31, 1999
Investment Income
Dividends                                                                               $         11,812
Interest                                                                                          31,226
                                                                                        ----------------
Total Investment Income                                                                           43,038
                                                                                        ----------------
Expenses
     Amortization of Offering Costs                                                               45,000
     Registration Fees                                                                            41,379
     Professional Fees                                                                            25,522
     Printing and Shareholder Reports                                                             21,325
     Administration and Services Fees                                                              7,201
     Advisory Fees                                                                                 6,366
     Trustees Fees                                                                                 3,860
     Miscellaneous                                                                                 3,950
                                                                                        ----------------
Total Expenses                                                                                   154,603
Less: Fee Waivers or Expense Reimbursements                                                     (142,798)
                                                                                        ----------------
Net Expenses                                                                                      11,805
                                                                                        ----------------
Net Investment Income                                                                             31,233
                                                                                        ----------------
Realized and Unrealized Gain on Investments and Futures Contracts
     Net Realized Gain from Investment Transactions                                              110,044
     Net Realized Gain from Futures Contracts                                                     76,315
     Net Change in Unrealized Appreciation/Depreciation on Investments
          and Futures Contracts                                                                  121,432
                                                                                        ----------------
Net Realized and Unrealized Gain on Investments and Futures Contracts                            307,791
                                                                                        ----------------
Net Increase in Net Assets from Operations                                              $        339,024
                                                                                        ================

----------
(1) Commencement of operations.



                       See Notes to Financial Statements.

BT Quantitative Equity Fund

Statement of Changes in Net Assets

                                                                    For the Period March 31, 1999(1)
                                                                           through December 31, 1999
Increase in Net Assets from:
Operations
     Net Investment Income                                                         $          31,233
     Net Realized Gain from Investments and Futures Contracts                                186,359
     Net Change in Unrealized Appreciation/Depreciation on
          Investments and Futures Contracts                                                  121,432
                                                                                   -----------------
Net Increase in Net Assets from Operations                                                   339,024
                                                                                   -----------------
Distributions to Shareholders
     Net Investment Income                                                                   (29,704)
     Net Realized Gain from Investments and Futures Transactions                             (43,940)
                                                                                   -----------------
Total Distributions                                                                          (73,644)
                                                                                   -----------------
Capital Transactions
     Net Increase Resulting from Investment ClassShares                                    3,038,058
     Net Increase Resulting from Institutional Class Shares(2)                                10,000
                                                                                   -----------------
Net Increase in Net Assets from Capital Transactions                                       3,048,058
                                                                                   -----------------
Total Increase in Net Assets                                                               3,313,438
Net Assets
Beginning of Period                                                                               --
                                                                                   -----------------
End of Period (including undistributed net investment income of $1,529)            $       3,313,438
                                                                                   =================

----------
(1) Commencement of operations.
(2) The Institutional Class began operations on December 31, 1999.



                       See Notes to Financial Statements.

BT Quantitative Equity Fund

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated.

Investment Class                                                              For the Period March 31, 1999(1)
                                                                                     through December 31, 1999
Per Share Operating Performance:
Net Asset Value, Beginning of Period                                                      $              10.00
                                                                                          --------------------
Income from Investment Operations
     Net Investment Income                                                                                0.11
     Net Realized and Unrealized Gain on Investment and Futures Transactions                              2.29
                                                                                          --------------------
Total from Investment Operations                                                                          2.40
Distributions to Shareholders
     Net Investment Income                                                                               (0.11)
     Net Realized Gain from Investment and Futures Transactions                                          (0.17)
                                                                                          --------------------
Total Distributions                                                                                      (0.28)
                                                                                          --------------------
Net Asset Value, End of Period                                                            $              12.12
                                                                                          ====================
Total Investment Return                                                                                  23.99%
Supplemental Data and Ratios:
     Net Assets, End of Period (000s omitted)                                                           $3,303
     Ratios to Average Net Assets:
          Net Investment Income                                                                           2.39%(2)
          Expenses After Waivers                                                                          0.90%(2)
          Expenses Before Waivers                                                                        11.84%(2)
          Decrease Reflected in Above Expense Ratios Due to Fee Waivers
               or Expense Reimbursements                                                                 10.94%(2)
Portfolio Turnover Rate                                                                                    409%

----------
(1) Commencement of operations.
(2) Annualized.

   The Institutional Class commenced selling shares on December 31, 1999 and therefore no financial highlights are presented.


                       See Notes to Financial Statements.

BT Quantitative Equity Fund

Notes to Financial Statements


Note 1--Organization and Significant
        Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Quantitative Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations and offering shares of beneficial interest on March 31, 1999.

The BT Quantitative Equity Fund offers two classes of shares to investors: the Investment Class and the Institutional Class. The Investment Class began operations and offering shares of beneficial interest on March 31, 1999. The Institutional Class began operations and offering shares of beneficial interest on December 31, 1999. Both classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

B. Security Valuation
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Futures Contracts
The Fund enters into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to closely replicate the benchmark index used by the Fund.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

D. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

E. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Distributions of net realized short-term and long-term capital gains, if any, are made annually to the extent they exceed capital loss carryforwards. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

G. Other
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Costs incurred in connection with the initial offering of the Fund have been capitalized and are being amortized over a one year period.

BT Quantitative Equity Fund

Notes to Financial Statements


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .55% of the Fund's average daily net assets.

The Fund has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Fund pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .50% of the Fund's average daily net assets.

Bankers Trust has contractually agreed through April 30, 2000 to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .90% of the average daily net assets of the Fund.

The Fund may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust. The Cash Management Fund is offered as a cash management option to the Fund and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Fund for the period ended December 31, 1999, amounted to $9,605 and are included in dividend income.

ICC Distributors, Inc. provides distribution services to the Fund.

Note 3--Shares of Beneficial Interest
At December 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                      For the Period
                                     March 31, 1999(1)
                                          Through
                                     December 31, 1999
                ----------------------------------------------------------
                  Investment                    Institutional
                     Class                        Class(2)
                    Shares         Amount          Shares         Amount
                ------------   --------------  -----------   -------------
Sold                 289,284   $    3,223,188          825   $      10,000
Reinvested             6,140           73,644           --              --
Redeemed             (22,949)        (258,774)          --              --
                ------------   --------------  -----------   -------------
Net Increase         272,475   $    3,038,058          825   $      10,000
                ============   ==============  ===========   =============

----------
(1) Commencement of operations.
(2) The Institutional Class began operations on December 31, 1999.


Note 4--Purchases and Sales of Investment
        Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended December 31, 1999 were $2,725,321 and $2,437,298, respectively. For federal income tax purposes, the tax basis of investments held at December 31, 1999 was $3,285,261. The aggregate gross unrealized appreciation was $9,495, and the aggregate gross unrealized depreciation for all investments was $5,669 as of December 31, 1999.

Note 5--Futures Contracts
A summary of obligations under these financial instruments at December 31, 1999 is as follows:

                                                       Market     Unrealized
Type of Future     Expiration   Contracts  Position     Value    Appreciation
-------------      ----------   ---------   -------    -------   ------------
S&P 500 Index
  Futures          March 2000       8        Long    $2,968,400    $106,900
S&P 500 Index
  Mini Futures     March 2000       4        Long       296,840      10,706

BT Quantitative Equity Fund

Notes to Financial Statements


The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "market value" presented above represents the Fund's total exposure in such contracts whereas only the net unrealized appreciation is reflected in the Fund's net assets. Risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments, 2) an imperfect correlation between the price of the contracts and the underlying index and 3) the possibility of an illiquid secondary market.

Note 6--Fund Name Change
On April 30, 2000, the Fund will change its name from BT Quantitative Equity Fund to Quantitative Equity Fund.

BT Quantitative Equity Fund

Report of Independent Auditors


To the Shareholders and Board of Trustees
BT Investment Funds - BT Quantitative Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BT Quantitative Equity Fund (the "Fund") as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and financial highlights for the period March 31, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of BT Quantitative Equity Fund at December 31, 1999, and the results of its operations, the changes in its net assets, and its financial highlights for the period March 31, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
Philadelphia, Pennsylvania
January 26, 2000



Tax Information (Unaudited) For the Year Ended December 31, 1999

We are providing this information as required by the Internal Revenue Code. The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Of the ordinary distributions made during the fiscal year ended December 31, 1999, 7.29% qualifies for the dividends received deduction available to corporate shareholders.

Of the ordinary distributions made during the fiscal year ended December 31, 1999, 79.80% has been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

BT Quantitative Equity Fund

Proxy Results (unaudited)


During the year ended December 31, 1999, the Bankers Trust Investment Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Investment Funds Board of Trustees.

                                       Shares           Shares Voted
                                        Voted             Withheld
                                         For              Authority
                                     ----------         ------------
        Mr. Charles P. Biggar          76,032                --
        Mr. S. Leland Dill             76,032                --
        Mr. Richard T. Hale            76,032                --
        Mr. Bruce E. Langton           76,032                --
        Mr. Philip Saunders, Jr.       76,032                --
        Mr. Harry Van Benschoten       76,032                --
        Dr. Martin J. Gruber           76,032                --
        Dr. Richard J. Herring         76,032                --

2. To approve the New Investment Advisory Agreement with Bankers Trust Company.

            For               Against         Abstain
         --------             -------        --------
          74,309                --             1,723

3. To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.

            For               Against         Abstain
         --------             -------        --------
          73,399                911            1,722

4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.

            For               Against         Abstain
         --------             -------        --------
          74,309                --             1,723

5. To ratify the conversion of the Fund's structure from a stand-alone fund structure to a master-feeder fund structure.

            For               Against         Abstain     Broker Non-Vote
         --------             -------        --------     ---------------
          59,362               8,411           1,723           6,536

6. To ratify the selection of Ernst & Young as the independent accountants of the Fund.

            For               Against         Abstain
         --------             -------        --------
          73,309               1,000          1,723

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                     Deutsche Asset Management Service Center
                                     P.O. Box 219210
                                     Kansas City, MO 64121-9210
or call our toll-free number:        1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.





BT Quantitative Equity Fund                             CUSIP #055922652
BT Investment Funds                                     812ANN (12/99)

Distributed by:
ICC Distributors, Inc.